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                                                                 Exhibit 10.14.2

                                 FIRST AMENDMENT
                             TO MANAGEMENT AGREEMENT


     This First Amendment to Management Agreement (this "AMENDMENT") is entered into by and between Tritel Management, LLC ("TRITEL MANAGEMENT") and Tritel, Inc. ("TRITEL").

     WHEREAS, Tritel and Jerry M. Sullivan, Jr. ("SULLIVAN") have previously entered into an Employment Agreement dated January 7, 1999 ("PRIOR AGREEMENT") and amended and restated the Prior Agreement pursuant to that certain Amended and Restated Employment Agreement of even date herewith ("AMENDED EMPLOYMENT AGREEMENT"); and

     WHEREAS, management differences have arisen between Tritel and Sullivan;
and

     WHEREAS, pursuant to a Mutual Release and Termination Agreement of even date herewith ("RELEASE"), Tritel and Sullivan have resolved their differences; and

     WHEREAS, Tritel and Sullivan have agreed to and entered into that certain Stock Purchase Agreement, of even date herewith ("STOCK AGREEMENT")(the Amended Employment Agreement, Release, Stock Agreement and certain other related documents executed pursuant thereto, all of even date herewith are collectively referred to as the "SULLIVAN TRANSACTION DOCUMENTS"); and

     WHEREAS, Tritel Management and Tritel entered into that certain Management Agreement dated as of January 7, 1999 (the "AGREEMENT"), and as a result of the Sullivan Transaction Documents desire to amend the Agreement pursuant to the terms and conditions of this Amendment.

     NOW, THEREFORE, in consideration of the foregoing and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the undersigned parties agree as follows (capitalized terms used herein have the same meaning as defined in the Agreement, unless otherwise specified herein):

         1. No Senior Executive. As of the date hereof, Sullivan shall no longer be a "SENIOR EXECUTIVE" for any purposes under the Agreement. All references to Sullivan as a Senior Executive are hereby deleted.

         2. No Other Rights. As of the date hereof, Sullivan shall have no rights or obligations pursuant to the Agreement.

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         3. No Reimbursement. Tritel shall have no obligation to reimburse
Tritel Management with respect to any payments being made by Tritel Management to Sullivan in connection with the Sullivan Transaction Documents, if any.

         4. Ratification. The Agreement as amended hereby is ratified and affirmed, and except as expressly amended hereby, all other terms and provisions of the Agreement remain unchanged and continue in full force and effect. The terms of this Amendment shall control over any conflicts between the terms of the Agreement and the terms of this Amendment.

         5. Entire Agreement. The Agreement, as amended by this Amendment, constitutes the entire agreement and understanding between the parties hereto regarding the subject matter addressed therein.

         6. Execution. This Amendment may be executed in multiple counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. The parties hereto agree to accept facsimile signatures as an original signature.

         EXECUTED on this the __ day of November, 1999, to be effective as of the 1st day of September, 1999.


                                       Tritel Management, LLC


                                       By:
                                          --------------------------------
                                          _______________, _____ President




                                       Tritel, Inc.


                                       By:
                                          --------------------------------
                                          _______________, _____ President


Consented to and Approved by:

------------------------------
William M. Mounger, II, individually


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E. B. Martin, Jr., individually





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